SMA Relationship Trust	Prospectus Supplement

SMA Relationship Trust
Series A
Series G
Series S
Series M
Series T
Prospectus Supplement

January 10, 2013

Dear Investor,

The purpose of this supplement is to update the Prospectus of the Series A, Series G, Series S, Series M and Series T series of shares (each a “Fund” and collectively, the “Funds”) of SMA Relationship Trust (the “Trust”) dated April 30, 2012 regarding certain regulatory requirements affecting the Funds.

The information relating to the Funds under the headings “More information about the Funds—Series A”, “More information about the Funds—Series G”, “More information about the Funds—Series S”, “More information about the Funds—Series M” and “More information about the Funds—Series T” and the sub-headings “Other information—Commodity pool operator exemption” in the Prospectus is deleted in its entirety and replaced by the following:

The Trust, with respect to the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), and therefore, is not subject to registration or regulation as a CPO under the CEA.  The Commodity Futures Trading Commission has adopted recent amendments to rules under the CEA that significantly affect the exclusion available to funds.  The Fund may consider steps, such as substantial investment strategy changes, in order for the Trust, with respect to the Fund, to continue to qualify for the CPO exclusion.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-603